EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of AMERCO and U-Haul International, Inc. (together, the “Registrant”) on Form 10-Q for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary B. Horton, Treasurer of AMERCO and Assistant Treasurer of U-Haul International, Inc. certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

AMERCO,
a Nevada corporation

/s/ GARY B. HORTON

Gary B. Horton
Treasurer

Date: February 17, 2004

U-HAUL INTERNATIONAL, INC.,
a Nevada corporation

/s/ GARY B. HORTON

Gary B. Horton
Assistant Treasurer

Date: February 17, 2004